Exhibit 10.5

VOTING RIGHTS PROXY AGREEMENT
投票权代理协议

This Voting Rights Proxy Agreement (the “Agreement”) is entered into in Beijing, People’s Republic of China (“PRC” or “China”) as of September 25, 2009 by and among Shenyang Yanzikou Sports & Entertainment Co., Ltd. (“Party A”) and the undersigned shareholders (the “Shareholders”) of Beijing Shungao Golf Course Management Co., Ltd. (“Shungao Company”).  Party A and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”. Shungao Company is made a party to this Agreement for the purpose of acknowledging the Agreement.

本《投票权代理协议》（“本协议”）于2009年9月25日在中华人民共和国（“PRC”或“中国”）北京市，由沈阳燕子口体育休闲运动限公司（“甲方”）以及以下签字的北京顺高高尔夫球场管理有限公司（“顺高公司”）的股东（“股东”）签署。甲方和股东总称为“各方”。顺高公司以下签字是为认可本协议。

RECITALS
陈述

1.           Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in the management of sports fields and facilities, and Shungao Company is engaged in the management and design of Golf Course (collectively the “Business”). Party A and Shungao Company have entered into a certain Consulting Services Agreement dated September 25, 2009 (the “Consulting Services Agreement”) in connection with the Business.

甲方为根据中国法成立的外商独资企业，专业开展运动场馆和设施管理业务。顺高公司从事高尔夫球场的管理和设计业务（总称为“业务”）。甲方与顺高公司在2009年9月25日签订了有关业务的《咨询服务协议》（“服务协议”）。

2．           The Shareholders are shareholders of the Shungao Company, each legally holding such amount of equity interest of the Shungao Company as set forth on the signature page of this Agreement and collectively holding 100% of the issued and outstanding equity interests of the Shungao Company (collectively the “Equity Interest”).

股东按照本协议签字页载明的数额合法持顺高公司的股权，前述股权合计构成顺高公司的已发行股权的100%（以下统称“股权”）。

3.           In connection with the Consulting Services Agreement, the Parties have entered into a certain Operating Agreement dated September 25, 2009, pursuant to which the Shareholders now desire to grant to Party A a proxy to vote the Equity Interest for the maximum period of time permitted by law in consideration of Party A’s obligations thereunder.

在签署服务协议时，各方于2009年9月25日签署一份《经营协议》。根据经营协议，股东现在依甲方之义务为对价，在法律允许的最长期限内授予甲方全部股权投票权利。甲方认可并接受该权利。

NOW THEREFORE, the Parties agree as follows:

鉴于此，各方达成如下协议：

1.           The Shareholders hereby agree to irrevocably grant and entrust Party A, for the maximum period of time permitted by law, with all of their voting rights as shareholders of the Shungao Company.  Party A shall exercise such rights in accordance with and within the parameters of the laws of the PRC and the Articles of Association of the Shungao Company.

股东在此同意不可撤销地许可和授权甲方，在法律允许的最长期限内，行使顺高公司股东的投票权。并且甲方应当根据中国法和顺高公司的公司章程行使该投票权。

2.           Party A may establish and amend rules to govern how Party A shall exercise the powers granted by the Shareholders herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize the exercise of the voting rights granted by the Shareholders, and Party A shall only proceed in accordance with such rules.

甲方可以设立或修改适用于有关于如何行使股东所赋予的权力的规则。包括但不限于行使投票权授权所需的甲方董事人数或比例。甲方必须仅根据上述规则进行行为。

3.           The Shareholders shall not transfer or cause to be transferred the Equity Interest to any party (other than Party A or such designee of Party A).  Each Shareholder acknowledges that it will continue to perform its obligations under this Agreement even if one or more of other Shareholders no longer hold any part of the Equity Interest.

股东不得转让股权或导致股权转让给除甲方或甲方指定人以外的其他人。每位股东同意：即使任何其他股东不再持有公司的股权的任何部分，其也将继续履行本协议。

4.           This Proxy Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives.  This Agreement shall take effect upon the execution of this Agreement.

本协议由各方于首页载明之日期依法签署，在一方不是自然人的情况下，该协议方的作为已通过必要措施有效授权，并由该协议方的授权代表签署、交付。本协议应在签订时生效。

5.           Each Shareholder represents and warrants to Party A that such Shareholder owns such amount of the Equity Interest as set forth next to its name on the signature page below, free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of Shungao Company.  Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

每位股东向甲方陈述和保证：该股东拥有所有在签字页姓名以下显示的股权数额，并且没有任何担保和权利负担。该股东未向除甲方以外的任何人授予任何股权和作为顺高公司股东的权利的授权书或委托书。每位股东进一步陈述和保证它签署或交付本协议不违反适用于股东的法律、法规、司法决定、行政命令、仲裁裁决、合同或契约。

6.           This Agreement may not be terminated without the unanimous consent of all Parties, except that Party A may, by giving a thirty (30) day prior written notice to the Shareholders, terminate this Agreement, with or without cause.

除非甲方因任何原因提前30天书面通知可以终止本协议外，本协议非经各方一致同意不得终止。

7.           Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

本协议的任何修改和/或解除都必须由协议各方通过书面形式进行。

8.           The execution, validity, creation and performance of this Agreement shall be governed by the laws of PRC.

本协议的签署、效力、成立和履行应当适用中华人民共和国法律。

9.           This Agreement shall be executed in four (4) duplicate originals in English, and each Party shall receive one (1) duplicate original, each of which shall be equally valid.

本协议用英语签署四份，每一方持有一份，每一份都具有同等效力。

10.           The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations.  If the Parties cannot reach a settlement within 45 days following the negotiations, the dispute shall be submitted to be determined by arbitration through China International Economic and Trade Arbitration Commission (“CIETAC”) Beijing Branch in accordance with CIETAC arbitration rules.  The determination of CIETAC shall be conclusively binding upon the Parties and shall be enforceable in any court of competent jurisdiction.

如果因本协议产生争议，双方同意通过协商解决。如果双方不能在协商45日后达成一致，应提交中国国际经济贸易仲裁委员会北京分会依据其仲裁规则进行仲裁。仲裁裁决对各方具有最终约束效力，能够在具有管辖权的任何法院执行。
[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:             Shenyang Yanzikou Sports & Entertainment Co., Ltd.

甲方：	沈阳燕子口体育休闲运动有限公司

Legal/Authorized Representative: ______________________
法定代表人/或被授权人(签字)
Name: BI Ye
姓名: 毕业
Title: Executive Director
职务: 执行董事

SIGNATURE PAGE FOR SHAREHOLDERS
股东签字页

Shareholders of Beijing Shungao Golf Course Management Co., Ltd.

北京顺高高尔夫球场管理有限公司的股东:

____________________
XIAO Bowu
肖伯武
ID Card No.:432421196710020050
身份证号：432421196710020050
Owns 100% of Beijing Shungao Golf Course Management Co., Ltd.
持有北京顺高高尔夫球场管理有限公司股权100%

ACKNOWLEDGED BY:
认可:

SHUNGAO COMPANY:
顺高公司:

Beijing Shungao Golf Course Management Co., Ltd.

北京顺高高尔夫球场管理有限公司

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: XIAO Bowu

姓名: 肖伯武

Title: Executive Director

职务: 执行董事